SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. ____)

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[ ]	Soliciting Material Pursuant to §240.14a-12

                            Guided Therapeutics, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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GUIDED THERAPEUTICS, INC.

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 20, 2014

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TO THE STOCKHOLDERS:

Notice is hereby given that the 2014 annual meeting of stockholders of Guided Therapeutics, Inc., a Delaware corporation (the “Company”),will be held on Friday, June 20, 2014 at 10:00 a.m., local time, at the Atlanta Airport Marriott Hotel, located at 4711 Best Road, Atlanta, Georgia 30337, for the following purposes:

1.	to elect six directors;

2.	to approve an amendment to the Company’s Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock to a total of 195,000,000 shares;

3.	to approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers, as disclosed in the accompanying proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission;

4.	to ratify the appointment of UHY LLP as the Company’s independent registered public accounting firm for the 2014 fiscal year; and

5.	to transact such other business as may properly come before the annual meeting or any adjournment of the annual meeting.

These matters are more fully described in the proxy statement accompanying this notice.

Only stockholders of record at the close of business on April 24, 2014 are entitled to notice of and to vote at the annual meeting.

All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to sign and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if the stockholder has returned a proxy.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be
Held on June 20, 2014

The proxy statement and our 2013 annual report are available at http://www.edocumentview.com/GTHP

By Order of the Board of Directors

Gene S. Cartwright, Ph.D.
President and Chief Executive Officer, Director

Norcross, Georgia

May 16, 2014

GUIDED THERAPEUTICS, INC.

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PROXY STATEMENT

2014 ANNUAL MEETING OF STOCKHOLDERS

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INFORMATION CONCERNING SOLICITATION AND VOTING

General

    We are soliciting proxies for use at our annual meeting of stockholders, to be held Friday, June 20, 2014 at 10:00 a.m., local time, or at any adjournment of the annual meeting, for the purposes listed in this proxy statement and in the accompanying notice of annual meeting of stockholders. We are holding the annual meeting at the Atlanta Airport Marriott Hotel, located at 4711 Best Road, Atlanta, Georgia 30337. Our office telephone number is (770) 242-8723 and the hotel telephone number is (404) 766-7900 .

We are first sending this proxy statement and the accompanying form of proxy to our stockholders on or about May 16, 2014.

Record Date and Voting Securities

Holders of record of our common stock at the close of business on April 24, 2014, which is referred to as the record date, are entitled to notice of and to vote at the annual meeting. Each stockholder is entitled to one vote for each share of common stock held as of the record date. As of the record date, we had 72,172,331 shares of our common stock issued and outstanding and held of record by 359 registered stockholders.

Revocability of Proxies

You may revoke your proxy given pursuant to this solicitation at any time before its use by delivering to our corporate secretary a written notice of revocation or a duly executed proxy bearing a later date, or by attending the annual meeting and voting in person.

Solicitation

We will pay the cost of soliciting proxies. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for their reasonable expenses in forwarding solicitation material to those beneficial owners. Our officers, directors and employees may also solicit proxies, without additional compensation, personally or by telephone or facsimile.

Quorum; Abstentions and Broker Non-Votes

The inspector of elections will tabulate the votes cast by proxy or in person at the annual meeting. Our stock transfer agent may serve as inspector, or may assist the inspector. The inspector will also determine whether or not a quorum is present. Delaware law provides that a quorum consists of a majority of shares that are entitled to vote and present or represented by proxy at the meeting.

The inspector will treat shares that are voted “WITHHOLD” or “ABSTAIN,” or proxies required to be treated as “non-votes,” as being present and entitled to vote for purposes of determining the presence of a quorum, but not as votes for a particular matter. A “non-vote” occurs if a broker indicates on the enclosed proxy or its substitute that it does not have discretionary authority as to some shares to vote on a particular matter. Therefore, “non-votes” or shares voted “WITHHOLD” or “ABSTAIN” will not be considered as present for purposes of determining the number of votes required for a proposal to be approved.

Proxies that are properly executed and returned will be voted at the annual meeting in accordance with the instructions on the proxy. Any properly executed proxy on which there are no instructions indicated about a specified proposal will be voted as follows:

-	FOR the election of each of the six persons named in this proxy statement as the nominees for election to our board of directors;

-	FOR the amendment to our Certificate of Incorporation to increase the number of authorized shares of our common stock to a total of 195,000,000 shares;

-	FOR the non-binding, advisory approval of the compensation of our named executive officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission (the “say-on-pay” vote);

-	FOR the ratification of UHY LLP as our independent registered public accounting firm for the 2014 fiscal year.

We do not expect any business other than that listed in this proxy statement to come before the annual meeting. Should any other matter requiring a vote of stockholders properly arise, the persons named in the proxy will vote the shares they represent at their discretion.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers and persons who beneficially own more than 10% of a registered class of our equity securities to file reports of ownership and reports of changes in ownership with the Securities and Exchange Commission, or SEC. These persons are required, by regulations of the SEC, to furnish us with copies of all Section 16(a) forms they file.

Based solely on our review of the copies of these forms received by us, we believe that, with respect to fiscal year 2013, our officers, directors and 10% stockholders were in compliance with all applicable filing requirements, except as follows: one late Form 4 for John E. Imhoff in December 2013 regarding the conversion of debt into equity.

SHARE OWNERSHIP OF DIRECTORS, OFFICERS AND CERTAIN BENEFICIAL OWNERS

The following table lists information regarding the beneficial ownership of our common stock as of April 24, 2014 by (i) each person whom we know to beneficially own more than 5% of the outstanding shares of our common stock (a “5% stockholder”), (ii) each director, (iii) each officer named in the summary compensation table below, and (iv) all directors and executive officers as a group. Unless otherwise indicated, the address of each officer and director is 5835 Peachtree Corners East, Suite D, Norcross, Georgia 30092.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Class (2)
John E. Imhoff (3)	13,813,669	17.10%
The Whittemore Collection, Ltd. / George Landegger (4) 4 International Drive, Rye Brook, NY 10573	7,198,653	9.22%
Michael C. James / Kuekenhof Equity Fund, LLP (5)	361,337	*
Ronald Hart (6)	1,987,344	2.54%
Mark L. Faupel (7)	2,580,158	3.23%
Richard L. Fowler (8)	499,114	*
Linda Rosenstock (9)	260,000	*
Jonathan Niloff (10)	330,209	*

All directors and executive officers as a group (7 persons) (11)	19,831,830	23.39%

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(*)	Less than 1%.
(1)	Except as otherwise indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock.
(2)	Percentage ownership is based on 70,503,961 shares of common stock outstanding as of March 15, 2014. Beneficial ownership is determined in accordance with the rules of the SEC, based on factors that include voting and investment power with respect to shares. Shares of common stock subject to currently exercisable options, warrants, convertible preferred stock or convertible notes, or any such securities exercisable within 60 days after March 16, 2014, are deemed outstanding for purposes of computing the percentage ownership of the person holding those options, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.
(3)	Consists of 10,554,984 shares of common stock and common equivalent, 2,954,935 warrants to purchase common stock at an average price of $0.70 per share and 303,750 shares subject to stock options. Dr. Imhoff is on the board of directors.
(4)	Consists of 6,641,409 shares of common stock and 557,244 warrants to purchase common stock at an average price of $0.82 per share.
(5)	Consists of 148,125 shares of common stock and 107,500 shares subject to stock options held by Michael James; and 105,711 warrants to purchase common stock at an average price of $0.80 per share held by Kuekenhof Equity Fund, LP, Michael James, managing partners. Mr. James is on the board of directors.
(6)	Consists of 926,508 shares of common stock and common equivalent, 89,535 warrants to purchase common stock at an average price of $0.64 per share and 655,000 shares subject to stock options held by Ronald Hart; and 265,019 shares of common stock and 51,282 warrants to purchase common stock at an average price of $0.80 per share held by Hart Management, LLC. Dr. Hart is on the Board of Directors.
(7)	Consists of 267,476 shares of common stock and 2,312,682 shares subject to stock options.
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(8)	Consists of 98,115 shares of common stock and 400,999 shares subject to stock options.
(9)	Consists of 135,000 shares of common stock and 125,000 shares subject to stock options held by Linda Rosenstock. Dr. Rosenstock is on the Board of Directors.
(10)	Consists of 187,292 shares of common stock and 142,917 shares subject to stock options held by Jonathan M. Niloff. Dr. Niloff is on the Board of Directors.
(11)	Consists of 12,582,519 shares of common stock, 3,201,463 warrants to purchase common stock at $0.40 to $.80 per share and 4,047,848 shares subject to stock options.

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PROPOSAL NO. 1:

ELECTION OF DIRECTORS

Stockholders will elect a board of six directors at the annual meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for each of the six nominees named below, all of whom are presently our directors. If any nominee is unable or declines to serve as a director at the time of the annual meeting, the proxy holders will vote for any nominee who is designated by the present board of directors to fill the vacancy. We do not expect that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next annual meeting or until that person’s successor has been elected.

The nominees for director are as follows:

Name	Age	Position with Guided Therapeutics
Gene S. Cartwright, Ph.D.	60	Chief Executive Officer, Acting Chief Financial Officer, President and Director
Michael C. James	55	Chairman and Director
Ronald W. Hart, Ph.D.	71	Vice Chairman and Director
John E. Imhoff, M.D.	65	Director
Jonathan M. Niloff, M.D.	60	Director
Linda Rosenstock, M.D.	63	Director

Directors Nominated for Election to Serve until the 2015 Annual Meeting

Gene S. Cartwright, Ph.D. joined us in January 2014 as the President, Chief Executive Officer and Acting Chief Financial Officer. He was elected as a director on January 31, 2014. His most recent position was with Omnyx, LLC, a Joint Venture between GE Healthcare and the University of Pittsburgh Medical Center, where, as CEO for over four years he founded and managed the successful development of products for the field of Digital Pathology. Prior to his work with Omnyx, LLC, he was President of Molecular Diagnostics for GE Healthcare. Prior to GE, Dr. Cartwright was Divisional Vice President/General Manager for Abbott Diagnostics’ Molecular Diagnostics business. In his 24 year career at Abbott, he also served as Divisional Vice President for U.S. Marketing for five years. He received a Masters of Management degree from Northwestern’s Kellogg School of Management and also holds a Ph.D. in chemistry from Stanford University and an AB from Dartmouth College.

Dr. Cartwright brings over 30 years of experience working in the IVD diagnostics industry. He has great experience in the diagnostics market both in the development and introduction of new diagnostics technologies, as well as extensive successful commercial experience with global businesses. With his background and experience, Dr. Cartwright, as President, CEO and Director will work with and advise the board as to how we can successfully market and build the LuViva international sales.

Michael C. James has served as a member of our Board of Directors since March 2007 and as Chairman of the Board since October 15, 2013. Mr. James is also the Managing Partner of Kuekenhof Capital Management, LLC, a private investment management company, Chief Executive Officer and the Chief Financial Officer of Inergetics, Inc., a nutraceutical supplements company and also the Chief Financial Officer of Terra Tech Corporation, which is a hydroponic and agricultural company. He also holds the position of Managing Director of Kuekenhof Equity Fund, L.P. and Kuekenhof Partners, L.P.  Mr. James currently sits on the Board of Directors of Inergetics, Inc. Mr. James was Chief Executive Officer of Nestor, Inc. from January 2009 to September 2009 and served on their Board of Directors from July 2006 to June 2009.  He was employed by Moore Capital Management, Inc., a private investment management company from 1995 to 1999 and held position of Partner. He was employed by Buffalo Partners, L.P., a private investment management company from 1991 to 1994 and held the position of Chief Financial and Administrative Officer. He began his career in 1980 as a staff accountant with Eisner LLP. Mr. James received a B.S. degree in Accounting from Farleigh Dickinson University in 1980.

Mr. James has experience both in the areas of company finance and accounting, which is invaluable to us during financial audits and offerings.  Mr. James has extensive experience in the management of both small and large companies and his entrepreneurial background is relevant as we develop as a company.

Ronald W. Hart, Ph.D. has served as a member of our Board of Directors since March 2007 and was elected Vice Chairman of the Board in 2011.  He has published over 600 peer-reviewed publications, has been appointed to a number of academic positions and is credited with developing the first direct proof that DNA is causal in certain forms of cancer.  He chaired a number of federal committees and task forces, including the development and implementation of the Technology Transfer Act of 1986 and the White House Task Force on Chemical Carcinogenesis.  In 1980, Dr. Hart was appointed Director of the National Center for Toxicological Research, the research arm of the FDA, a position he held until 1992. In 1992, Dr. Hart was the first ever Presidential Appointee to the position of Distinguished Scientist in Residence for the US Public Health Service/FDA, a position he held until his retirement in 2000. Dr. Hart received his Ph.D. in physiology and biophysics from the University of Illinois.  Dr. Hart has helped in the development of business strategy for a number of start-up companies.

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Dr. Hart adds considerable value to the Board in at least four critical areas:

(1)  As a former FDA bureau chief, he advises the Board and management on our FDA relationship and strategy.

(2) As an active participant in the venture community, he advises the Board on financing and other opportunities.

(3)  As an expert in organizational matters, he advises the Board and management regarding company strategy and potential strategic partnerships.

(4)  As an expert in international trade, he advises the Board and management on international partnering and distribution agreements.

  John E. Imhoff, M.D. has served as a member of our Board of Directors since April 2006.  Dr. Imhoff is an ophthalmic surgeon who specializes in cataract and refractive surgery.   He is one of our principal stockholders and invests in many other private and public companies.  He has a B.S. in Industrial Engineering from Oklahoma State University, an M.D. from the University of Oklahoma and completed his ophthalmic residency at the Dean A. McGee Eye Institute. He has worked as an ophthalmic surgeon and owner of Southeast Eye Center since 1983.

Dr. Imhoff has experience in clinical trials and in other technical aspects of a medical device company.  His background in industrial engineering is especially helpful to our company, especially as Dr. Imhoff can combine this knowledge with clinical applications.  His experience in the investment community also lends itself as invaluable to a public company that participates in equity transactions.

Jonathan M. Niloff, M.D. was elected as a director in April 2010.  Dr. Niloff is Vice President and Chief Medical Officer of McKesson Connected Care & Analytics, a medical software company.  Prior to that, Dr. Niloff was the Founder, Chairman of the Board and Chief Medical Officer of MedVentive Inc.  Prior to joining MedVentive, Dr. Niloff served as President of the Beth Israel Deaconess Physicians Organization, Medical Director for Obstetrics and Gynecology for its Affiliated Physicians Group, and Chief of Gynecology at New England Deaconess Hospital.  He served as an Associate Professor of Obstetrics, Gynecology, and Reproductive Biology at Harvard Medical School.  He has deep expertise in all aspects of medical cost and quality improvement, and has published extensively on the topic of gynecologic oncology including the development of the CA125 test for ovarian cancer.  Dr. Niloff received his undergraduate education at The Johns Hopkins University, an MD degree from McGill University, and an MBA degree from Boston University.

Dr. Niloff is uniquely qualified to assist the Board and management because he combines his clinical background as a Harvard Ob-Gyn with his business acumen developed through an MBA degree and as CMO of MedVentive.  Dr. Niloff has specific experience in evaluating new medical technology (e.g., CA125) and its implications to cost containment and reimbursement.  Furthermore, Dr. Niloff has numerous professional contacts in the Ob-Gyn community that can aid in our development and marketing of our cervical cancer detection technology.

Linda Rosenstock, M.D. was appointed to the Board in April 2012.  Dr. Linda Rosenstock is Dean Emeritus and Professor of the University of California, Los Angeles (UCLA) Fielding School of Public Health, a position she has held since 2000.  She holds appointments as Professor of Medicine and Environmental Health Sciences and is a recognized authority in broad areas of public health and science policy.  Internationally, Dr. Rosenstock has been active in teaching and research in many developing countries and has served as an advisor to the World Health Organization.  Dr. Rosenstock also chaired the United Auto Workers/General Motors Occupational Health Advisory Board.  She is an Honorary Fellow of the Royal College of Physicians and an elected member of the National Academy of Sciences' Institute of Medicine where she has served as a member of their Board on Health Sciences Policy and Chair of the Committee for Preventive Services for Women.  In January 2011, she was appointed by President Obama to the Advisory Group on Prevention, Health Promotion and Integrative and Public Health.  She has served on the Board of Directors for Skilled Health Care since 2009.

Before coming to UCLA in 2000, Dr. Rosenstock served as Director of the National Institute for Occupational Safety and Health (NIOSH) for nearly seven years.  As Director of NIOSH, Dr. Rosenstock led the only federal agency with a mandate to undertake research and prevention activities in occupational safety and health.  During her tenure, she was instrumental in creating the National Occupational Research Agenda, a framework for guiding occupational safety and health research, and in expanding the agency's responsibilities.  In recognition of her efforts, Dr. Rosenstock received the Presidential Distinguished Executive Rank Award, the highest executive service award in the government and was also the James P. Keogh Award Winner for 2011 in appreciation of a lifetime of extraordinary leadership in occupational health and safety.  Dr. Rosenstock received her M.D. and M.P.H. from The Johns Hopkins University.  She conducted her advanced training at the University of Washington, where she was Chief Resident in Primary Care Internal Medicine and a Robert Wood Johnson Clinical Scholar.

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Dr. Rosenstock is uniquely qualified as a Board Member for Guided Therapeutics.  First, as a trained physician who has  also chaired  the Preventive Services for Women Committee of the  National Academies’ Institute of Medicine, she has been directly involved in setting institutional and government policy for breast and cervical cancer screening, which is directly relevant to our LuViva cervical cancer detection device.  Secondly, she brings a wealth of international experience in developing countries, which is a focus of our product distribution effort in cancer detection.  Thirdly, she has demonstrated a lifetime of extraordinary leadership and her international recognition as an expert in health policy will provide outstanding credibility to Guided Therapeutics as a leading innovator in women’s healthcare.

Vote Required

The six nominees receiving the highest number of affirmative votes of the votes cast will be elected as directors. Abstentions and broker non-votes will not be counted.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” EACH OF THE NOMINEES LISTED ABOVE.

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PROPOSAL NO. 2:

APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO INCREASE THE

NUMBER OF AUTHORIZED SHARES OF COMMON STOCK TO A TOTAL OF 195,000,000 SHARES

The board has adopted, and is recommending to the stockholders for approval, an amendment to our Certificate of Incorporation to increase the number of authorized shares of our common stock by 50,000,000, to a total of 195,000,000 shares. The full text of the proposed amendment is set forth below.

The additional 50,000,000 shares would be a part of the existing class of common stock and, if and when issued, would have the same rights and privileges as the shares of common stock presently issued and outstanding. The board believes it is desirable to increase the number of shares of common stock we are authorized to issue to provide us with adequate flexibility in the future for, among other things, equity financings, equity incentive programs and/or other transactions. We have no present commitments, agreements or intent to issue any additional shares of common stock, other than shares currently reserved for issuance under our 1995 Stock Plan or for issuance upon conversion of our outstanding senior convertible notes or shares of Series B convertible preferred stock, or upon exercise of outstanding warrants to purchase our common stock.

Although authorization of additional shares of common stock is recommended by our board for the reasons stated herein, and not in consideration of any possible anti-takeover effect, such additional authorization of shares of common stock could be used by incumbent management to make it more difficult, and thereby discourage, any attempt to acquire control of us, even though our stockholders may deem such an acquisition desirable. For example, the shares could be privately placed with a purchaser who might support our board in opposing a hostile takeover bid. The issuance of new shares could also be used to dilute the stock ownership and voting power of a third party seeking to remove directors from our board, replace incumbent directors, accomplish certain business combinations or alter, amend or repeal portions of our Certificate of Incorporation.

The proposed amendment would permit the issuance of additional shares of common stock up to the new 195,000,000 maximum authorization, without further action or authorization by our stockholders. Our board believes it is prudent to have this flexibility. The holders of our common stock are not entitled to preemptive rights or cumulative voting. Accordingly, the issuance of additional shares of common stock might dilute, under certain circumstances, the ownership and voting rights of our stockholders.

As of the Record Date, there were 72,172,331 shares of common stock outstanding, 18,975,332 shares reserved for issuance upon conversion of our outstanding senior convertible notes, 4,342,500 shares reserved for issuance upon conversion of our Series B convertible preferred stock, 1,172,913 shares reserved for issuance as dividends on the Series B convertible preferred stock, 11,669,166 shares reserved for issuance upon the exercise of outstanding warrants to purchase common stock, and 8,420,703 shares reserved for issuance upon exercise of outstanding warrants awarded under our 1995 Stock Plan.

The proposed amendment, to Article IV of the Certificate of Incorporation, if adopted by the required vote of stockholders, will become effective upon its acceptance by the Delaware Secretary of State.

If adopted by the required vote of stockholders, paragraph one of Article IV of the Restated Certificate of Incorporation would be deleted and replaced with the following:

“The Corporation is authorized to issue two classes of shares of stock to be designated, respectively, Common Stock, $0.001 par value, and Preferred Stock, $0.001 par value. The total number of shares that the Corporation is authorized to issue is 200,000,000 shares. The number of shares of Common Stock authorized is 195,000,000. The number of shares of Preferred authorized is 5,000,000.”

Vote Required

Under Delaware law, an amendment of a certificate of incorporation to effectuate a change in the number of shares of the authorized capital stock of a corporation requires the approval of a majority of the outstanding stock entitled to vote thereon.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK TO A TOTAL OF 195,000,000 SHARES.

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PROPOSAL NO. 3

ADVISORY VOTE ON EXECUTIVE COMPENSATION

In 2010, Congress enacted the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) that, among other things, imposes a number of new corporate governance requirements on publicly held companies. The proxy rules of the Exchange Act were revised pursuant to the Dodd-Frank Act to provide stockholders with the right to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers, as disclosed pursuant to the compensation and disclosure rules of the Securities and Exchange Commission. The advisory stockholder vote is commonly referred to as the “say-on-pay” vote.

The purpose of our compensation philosophy, policies and practices is to attract and retain experienced, highly qualified executives critical to our long-term success and enhancement of stockholder value. The Board believes our compensation policies and procedures achieve these objectives. Please read the “Corporate Governance – Executive Compensation” section of this proxy statement for additional details about our executive compensation, including information about the fiscal year 2013 compensation of our named executive officers.

This proposal gives you, as a stockholder, the opportunity to express your views on the compensation of our named executive officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. Accordingly, we are asking stockholder to approve the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, is hereby APPROVED.”

Because your vote is advisory, it will not be binding on our Board and may not be construed as overruling any decision by the Board, nor to create or imply any additional fiduciary duty of the Board. However, the Board will review the voting results, and may, in its sole discretion, take into account the outcome of the vote when considering future executive compensation arrangements.

Our Board and our Compensation Committee believe that our commitment to responsible compensation practices justifies a vote by stockholders for the resolution approving the compensation of our executives, as disclosed in this proxy statement.

Vote Required

The votes that stockholders cast for the proposal must exceed the number of votes cast against the proposal to pass. Abstentions and broker non-votes will not be counted in determining whether the proposal has received the requisite number of votes for approval.

Recommendation

        THE BOARD RECOMMENDS YOU VOTE FOR THE APPROVAL OF THE COMPENSATION OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT PURSUANT TO THE COMPENSATION DISCLOSURE RULES OF THE SECURITIES AND EXCHANGE COMMISSION.

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PROPOSAL NO. 4

RATIFICATION OF the appointment of UHY LLP

UHY LLP is our current independent registered public accounting firm. UHY LLP personnel work under the direct control of UHY LLP partners and are leased from wholly-owned subsidiaries of UHY Advisors, Inc. in an alternative practice structure. Representatives of UHY LLP are expected to attend the annual meeting of stockholders, will have the opportunity to make a statement if they desire, and will be available to respond to appropriate questions.

We were billed by UHY LLP $187,000 and $215,000 during the fiscal years ended December 31, 2013 and 2012, respectively, for professional services, which include fees associated with the annual audit of financial statements and review of our quarterly reports on Form 10-Q, and other SEC filings.

	2013	2012
Audit fees	$175,000	$202,000
Audit related fees	—	—
Tax fees	12,000	13,000
All other fees	—	—
Total Fees	$187,000	$215,000

Audit Committee Pre-Approval Policy and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Our audit committee pre-approves all audit and permissible non-audit services provided by our independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year, and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. Our independent registered public accounting firm and management are required to periodically report to the audit committee regarding the extent of services provided by the independent registered public accounting firm in accordance with the pre-approval, and the fees for the services performed to date. The audit committee may also pre-approve particular services on a case-by-case basis.

Vote Required

The affirmative vote of a majority of shares present in person or represented by proxy at the meeting will ratify the appointment of UHY LLP as our independent registered public accounting firm for the 2014 fiscal year.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF UHY LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2014 FISCAL YEAR.

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CORPORATE GOVERNANCE

Board Meetings and Committees

Our board of directors held four meetings during the fiscal year ended December 31, 2013. No director attended fewer than 75% of the meetings of the board of directors or the committees on which he served during the fiscal year ended December 31, 2013. We encourage our directors to attend the annual meeting of stockholders. In 2013, all seven directors attended our annual meeting. The board of directors has an audit committee, a compensation committee and a nomination committee. Although we are not subject to the listing standards of any national securities exchange or inter-dealer quotation system, based on the definition of independence in the NASDAQ listing standards, Dr. Hart, Dr. Imhoff, Mr. James, Dr. Niloff and Dr. Rosenstock are independent directors. The board works with its members and management to identify new board members, and will consider nominees recommended by stockholders. Any recommendation should be addressed in writing to the Board of Directors, c/o Corporate Secretary, 5835 Peachtree Corners East, Suite D, Norcross, Georgia 30092.

The audit committee selects and engages the independent registered public accounting firm to audit our annual financial statements and pre-approves all allowable audit services and any special assignments given to the accountants. The audit committee also determines the planned scope of the annual audit, any changes in accounting principles, the effectiveness and efficiency of our internal accounting staff and the independence of our external auditors. The audit committee currently consists of Mr. James (Chairman) and Drs. Niloff and Rosenstock. The audit committee met four times during 2013. The board of directors has determined that each member of the audit committee is independent in accordance with the NASDAQ listing standards for audit committee independence and applicable SEC regulations. None of the members of the audit committee has participated in the preparation of our financial statements at any time during the past three years. The board has also determined that Mr. James and Drs. Niloff and Rosenstock meet the criteria specified under applicable SEC regulations for an “audit committee financial expert” and that the committee members are financially sophisticated.

The compensation committee, in consultation with our Chief Executive Officer, sets the compensation for our officers, reviews management organization and development, reviews significant employee benefit programs and establishes and administers executive compensation programs. The compensation committee currently consists of Dr. Imhoff (Chairman) and Dr. Hart, each of whom is independent under NASDAQ listing standards. The compensation committee met once during 2013.

The nomination committee, in consultation with our Chief Executive Officer, reviews and recommends individuals to be nominated as directors. The nomination committee currently consists of Dr. Hart (Chairman) and Dr. Rosenstock. The nomination committee met once during 2013. The nomination committee has not yet established formal policies relating to the consideration of candidates for nomination to our board. Our board has historically evaluated all candidates based upon, among other factors, a candidate’s financial literacy, knowledge of our industry or other background relevant to our needs, status as a stakeholder, independence, and willingness, ability and availability for service. Other than the foregoing, there have been no stated minimum criteria for director nominees, although our board has considered such other factors as it has deemed to be in the best interests of us and our stockholders. The board has considered diversity as it has deemed appropriate in this context (without having a formal diversity policy), given current needs and the current needs of the board to maintain a balance of knowledge, experience and capability. When considering diversity, the board has considered diversity as one factor, of no greater or lesser importance than other factors and has considered diversity in a broad context of race, gender, age, business experience, skills, international experience, education, other board experience and other relevant factors.

The audit committee and the compensation committee have each adopted charters, which are available on our web site, at www.guidedinc.com/Investors.htm. The nomination committee currently operates without a charter.

Board Leadership Structure and Role in Risk Oversight

Dr. Cartwright, our President and Chief Executive Officer, also serves as a director; our board is led by the Chairman, Mr. James, and Vice Chairman, Dr. Hart, two of our independent directors. Our board, as a whole, has responsibility for risk oversight, with reviews of certain areas being conducted by the relevant board committees that report on their deliberations to the full board, as further described below. In addition, our management regularly communicates with the board to discuss important risks for their review and oversight, including regulatory risk and risks stemming from periodic litigation or other legal matters in which we are involved. Given the small size of the board, the board feels that this structure for risk oversight is appropriate (except for those risks that require risk oversight by independent directors only).

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The audit committee is specifically charged with discussing risk management (primarily financial and internal control risk), and receives regular reports from management, independent auditors, internal audit and outside legal counsel on risks related to, among others, our financial controls and reporting. The compensation committee reviews risks related to compensation and makes recommendations to the board with respect to whether our compensation policies are properly aligned to discourage inappropriate risk-taking, and is regularly advised by management and, as deemed appropriate, outside legal counsel.

Communication with Directors

Any stockholder is welcome to communicate with any director or the board of directors by writing to a director or the board as a whole, c/o Corporate Secretary, 5835 Peachtree Corners East, Suite D, Norcross, Georgia 30092.

Director Compensation

Generally, non-employee directors receive payments of $3,000 per quarter, $1,000 per meeting attended in person or $500 if attended by telephone, and $300 per committee meeting attended. None of our directors received any compensation or reimbursement in cash for fiscal year ended December 31, 2013; however, they did receive common stock and stock options in lieu of cash for 2013 and 2012, in connection with their services as members of the board of directors and their service on board committees.

Director Compensation Table, as of December 31, 2013

Name and Principal Position	Common Stock Awards (#)	Stock Option Awards (#)	Total (#)
Ronald W. Allen Former Chairman & Director	40,625	31,250	71,875
Ronald W. Hart, Ph.D. Vice Chairman & Director	42,188	31,250	73,438
John E. Imhoff, M.D. Director	43,750	31,250	75,000
Michael C. James Chairman and Director	46,875	31,250	78,125
Jonathan M. Niloff, M.D. Director	40,625	31,250	71,875
Linda Rosenstock, MD Director	37,500	31,250	68,750

Executive Compensation

The purpose of our compensation philosophy, policies and practices is to attract and retain experienced, highly qualified executives critical to our long-term success and enhancement of stockholder value. We rely on a combination of base salary and customary benefits along with long-term equity incentive compensation to achieve these objectives. In establishing compensation packages for our executive officers, the compensation committee believes that we provide our executive officers with the opportunity to earn a competitive annual base salary, and that options grants reward our executive officers for meaningful performance that contributes to enhanced long-term stockholder value and our general long-term financial health, and helps to align the interests of our executive officers with those of our stockholders.

Summary Compensation Table

The following table lists specified compensation we paid during each of the fiscal years ended December 31, 2013 and 2012 to our chief executive officer and our two other most highly compensated executive officers, collectively referred to as the named executive officers:

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2013 and 2012 Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)(1)	Total ($)
Mark Faupel, Ph.D. President, CEO, Acting CFO and Director (2)	2013	243,000	-	-	243,000
	2012	243,000	-	214,500	457,000
Richard Fowler, Senior Vice President of Engineering	2013 2012	197,000 195,000	- -	- 6,250	197,000 195,000
Shabbir Bambot, Ph.D. (3) Vice President of Research and Development	2013	80,222	-	-	80,222
	2012	193,000	-	6,000	193,000
(1)	See Note 3 to the consolidated financial statements that accompany this report.
(2)	Dr. Faupel currently serves as the Company’s Chief Scientific Officer.
(3)	Dr. Bambot resigned from the Company on May 10, 2013.

Dr. Faupel’s 2013 and 2012 compensation consisted of a base salary of $243,000, and usual and customary company benefits. As of December 31, 2013, Dr. Faupel’s remaining deferred salary was approximately $225,861. On July 2, 2012, Dr. Faupel was issued 153,846 shares of common stock at $0.65, in partial repayment of debt.

Mr. Fowler’s 2013 and 2012 compensation consisted of a base salary of $197,000 and $195,000, respectively, and usual and customary company benefits. He received no bonus and no stock options in 2013 and received 6,250 stock options in 2012. As of December 31, 2013, Mr. Fowler’s total deferred salary was approximately $98,858.

Dr. Bambot’s 2013 and 2012 compensation consisted of a base salary of $193,000, and $193,000, respectively, and usual and customary company benefits.

Outstanding Equity Awards to Officers at December 31, 2013

	Option Awards
Name and Principal Position	Number of Securities Underlying Options Exercisable (#)(1)	Number of Securities Underlying Options Un-exercisable (#)	Equity Incentive Plan Awards: Number of Securities Under- lying Un-exercised Unearned Options (#)	Option Exercise Price ($)(2)	Option Expiration Date
Mark Faupel, Ph.D. President, CEO & Acting CFO	1,878,244	-	400,105	0.63	12/16/2021
Richard Fowler Senior Vice President of Engineering	405,062	-	90,938	0.48	12/16/2021
(1)	Represents fully vested options
(2)	Based on all outstanding options

Change of Control Arrangements

We have a compensatory arrangement with our named executive officers that would be triggered upon a change of control of Guided Therapeutics, as described below. Under the stock option agreements with each of our named executive officers, upon a change of control, all options held by the officer will vest immediately. The board committee that administers the stock option plan may provide, by giving at least 30 days prior written notice, that all options will terminate if not exercised in connection with or before the change of control or, if provision is made for assumption of the options, permit the optionee to elect to accept the assumed options. Additionally, after a change of control, if the optionee’s employment is terminated due to a reduction of responsibility, required relocation or other similar action, the executive officer will be entitled to receive, as specified in the agreement for each executive officer, three month’s severance, which may be paid either as a lump sum or as a salary continuation, at our option. Generally, a change of control occurs upon an acquisition by any person or group in excess of 50% of our voting securities, a replacement of more than one-half of the members of our board of directors that is not approved by a majority of the members who were on the board before the transaction, the merger of Guided Therapeutics with or into another entity unless the holders of our securities before the transaction continue to hold a majority of our securities after the transaction, or the consolidation or sale of all or substantially all of our assets.

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REPORT OF THE AUDIT COMMITTEE

The following report is provided to stockholders by the members of the audit committee of the board of directors:

The audit committee has reviewed and discussed with Guided Therapeutics’ management and UHY LLP, Guided Therapeutics’ independent registered public accounting firm for the fiscal year ended December 31, 2013, the audited financial statements of Guided Therapeutics contained in its annual report to stockholders for the year ended December 31, 2013.

The audit committee has received and reviewed the written disclosures and the letter from UHY LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding UHY LLP’s communications with the audit committee concerning independence, and has discussed with UHY LLP its independence.

Based on the review and discussions referred to above, the audit committee recommended to the board of directors that the audited financial statements be included in Guided Therapeutics’ Annual Report on Form 10-K for the fiscal year ended December 31, 2013, filed with the Securities and Exchange Commission.

Respectfully submitted,

Michael C. James, Chairman
Jonathan M. Niloff
Linda Rosenstock

The information contained in the report of the audit committee will not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor will this information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

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OTHER MATTERS

We know of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, the persons named in the accompanying proxy intend to vote the shares represented by proxy as they, acting in their sole discretion, may determine.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS
TO BE PRESENTED AT 2015 ANNUAL MEETING

We must receive proposals of our stockholders that are intended to be presented to stockholders at the 2015 annual meeting at our principal executive offices, no later than December 24, 2014, in order to be considered for inclusion in our proxy statement and form of proxy relating to that meeting. Moreover, with regard to any proposal by a stockholder not seeking to have the proposal included in the proxy statement but seeking to have the proposal considered at the 2015 annual meeting, if that stockholder fails to notify us in the manner just described by April 21, 2015, then the persons who are appointed as proxies may exercise their discretionary voting authority with respect to the proposal, if the proposal is considered at the 2014 annual meeting, even if stockholders have not been advised of the proposal in the proxy statement for that annual meeting. Any proposals submitted by stockholders must comply in all respects with the rules and regulations of the SEC.

THE BOARD OF DIRECTORS

Dated: May 16, 2014

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THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

GUIDED THERAPEUTICS, INC.

2014 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 20, 2014

The undersigned stockholder of GUIDED THERAPEUTICS, INC., a Delaware corporation (the “Company”), acknowledges receipt of the notice of annual meeting of stockholders and proxy statement for the 2014 Annual Meeting of Stockholders, and hereby appoints Gene S. Cartwright, Ph.D. and William Wells and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2014 annual meeting to be held on June 20, 2014 at 10:00 a.m. local time, at the Atlanta Airport Marriott Hotel, located at 4711 Best Road, Atlanta, Georgia 30337 and at any adjournment or adjournments of the annual meeting, and to vote all shares of common stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below:

1.	ELECTION OF DIRECTORS:

[ ] FOR all nominees listed below [ ] WITHHOLD for all nominees listed below

[ ] FOR all nominees listed below, except WITHHOLD for the following nominee(s):_________________________

Gene S. Cartwright, Ph.D., Ronald W. Hart, Ph.D.; John E. Imhoff, M.D.; Michael C. James; Jonathan M. Niloff, M.D. and Linda Rosenstock, M.D.

2.	APPROVAL OF AN AMENDMENT TO THE COMPANY’S RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK TO A TOTAL OF 195,000,000 SHARES:

[ ] FOR [ ] AGAINST [ ] ABSTAIN

3.	APPROVAL OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THE ACCOMPANYING PROXY STATEMENT PURSUANT TO THE COMPENSATION DISCLOSURE RULES OF THE SECURITIES AND EXCHANGE COMMISSION.

[ ] FOR  [ ] AGAINST [ ] ABSTAIN

4.	RATIFICATION OF THE APPOINTMENT OF UHY LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2014 FISCAL YEAR:

[  ] FOR [ ] AGAINST   [ ] ABSTAIN

In their discretion, the proxies will vote upon any other matter or matters, which may properly come before the annual meeting or any adjournment or adjournments of the annual meeting.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF EACH OF THE NOMINEES LISTED IN PROPOSAL 1, FOR THE APPROVAL OF AN AMENDMENT TO THE COMPANY’S RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHROIZED SHARES OF COMMON STOCK TO A TOTAL OF 195,000,000 SHARES; FOR THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS; AND FOR THE RATIFICATION OF THE APPOINTMENT OF UHY LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2014 FISCAL YEAR, AND IN THE DISCRETION OF THE DESIGNATED PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

Dated:_____________, 2014

______________________________

Signature

______________________________

Signature

(This proxy should be marked, dated and signed by the stockholder(s) exactly as his or her name appears on this proxy, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)